                                                                    EXHIBIT 23.1

                         Consent of Independent Auditors

     We consent to the reference to our firm under the caption "Experts" and to the inclusion of our reports dated August 25, 2003 in the Registration Statement (Form S-4 No. 333-00000) and related Prospectus of Monitronics International, Inc. for the registration of $160,000,000 of 11 3/4% Senior Subordinated Notes.

                                                           /s/ Ernst & Young LLP

Fort Worth, Texas
October 28, 2003